Exhibit 10.1

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This Second Amendment to Amended and Restated Credit Agreement (this “Second Amendment”) dated as of June 18, 2015 is entered into among:

QS WHOLESALE, INC., a California corporation (the “Lead Borrower”);

the Persons named on Schedule 1.01 hereto (collectively, with the Lead Borrower, the “Domestic Borrowers”);

QUIKSILVER CANADA CORP., a Nova Scotia unlimited liability company (the “Canadian Borrower”);

UG MANUFACTURING CO. PTY LTD, ACN 005 047 941, a proprietary limited company organized under the laws of Australia (the “Australian Borrower”);

QUIKSILVER JAPAN CO., LTD., a Japanese Kabushiki Kaisha (the “Japanese Borrower”);

QUIKSILVER, INC., a Delaware corporation (the “Parent”);

the Persons named on Schedules 1.02(a) and 1.02(b) hereto (the “Guarantors”);

each Lender party hereto (collectively, the “Lenders”);

BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), L/C Issuer and Swing Line Lender;

BANK OF AMERICA, NATIONAL ASSOCIATION, as Australian Security Trustee (in such capacity, the “Australian Security Trustee”); and

BANK OF AMERICA, N.A., as a Co-Collateral Agent; and

in consideration of the mutual covenants herein contained and benefits to be derived herefrom.

WITNESSETH:

WHEREAS, reference is made to that certain Amended and Restated Credit Agreement dated as of May 24, 2013 (as heretofore or hereafter amended, restated, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”) by, among others, the Lead Borrower, the other Domestic Borrowers, the Canadian Borrower, the Australian Borrower, the Japanese Borrower, the Parent, the other Guarantors, the Lenders party thereto, the Administrative Agent, the Australian Security Trustee and the Co-Collateral Agents;

WHEREAS, the Borrowers have requested that the Agents and the Lenders agree to amend the Credit Agreement in the manner specified herein; and

WHEREAS, the Agents and the Lenders party hereto (which constitute Required Lenders) are willing to agree to so amend, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and benefits to be derived herefrom, the parties hereto agree as follows:

1.	Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

2.	Amendment to Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b) of the definition of “Change of Control” set forth therein so it reads in its entirety as follows:

“(b) during any period of twelve (12) consecutive months, a majority of the members of the board of directors or other equivalent governing body of the Parent cease to be composed of individuals (i) who were members of that board or equivalent governing body on the first day of such period, (ii) whose election or nomination to that board or equivalent governing body was approved by individuals referred to in clause (i) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body or (iii) whose election or nomination to that board or other equivalent governing body was approved by individuals referred to in clauses (i) and (ii) above constituting at the time of such election or nomination at least a majority of that board or equivalent governing body; or”

3.	Representations and Warranties.

a.	Each Loan Party hereby represents, warrants, ratifies and confirms to the Agents and the Lenders that (a) all representations and warranties of the Loan Parties contained in the Credit Agreement and other Loan Documents or otherwise made in writing in connection therewith are true and correct in all material respects as of the date hereof, except to the extent that (i) such representations and warranties are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case they are true and correct in all respects (as so qualified by “materiality”, “Material Adverse Effect” or similar language) on and as of the date hereof, and (ii) such representations and warranties relate to an earlier date (except to the extent such representations and warranties are amended hereby), in which case they are true and correct in all material respects (except to the extent such representations and warranties are qualified as to “materiality”, “Material Adverse Effect” or similar language, in which case they are true and correct in all respects (as so qualified by “materiality”, “Material Adverse Effect” or similar language)) on and as of such earlier date, and (b) no Default or Event of Default has occurred and is continuing or would result from the effectiveness of this Second Amendment.

b.

The transactions contemplated hereby are within such Loan Party’s corporate or other organizational powers and have been duly authorized by all necessary corporate, membership, partnership or other necessary action. The Credit Agreement and each other Loan Document to which any Loan Party is a party, in each case as amended hereby, (i) has been duly executed and delivered by each Loan Party, and (ii) constitutes a legal, valid and binding obligation of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy,

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insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

4.	Miscellaneous.

a.	Except as amended hereby, all terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect. Without limiting the foregoing, the Loan Parties hereby acknowledge, confirm and agree that the Security Documents and any and all Collateral previously pledged to the Administrative Agent, for the benefit of the Credit Parties or the Foreign Credit Parties, as applicable, shall continue to secure all applicable Obligations or Foreign Liabilities, as applicable, at any time and from time to time outstanding under the Credit Agreement and the other Loan Documents, as such Obligations or Foreign Liabilities, as applicable, have been amended pursuant to this Second Amendment.

b.	This Second Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Second Amendment constitutes the entire contract among the parties relating to the subject matter of this Second Amendment and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Second Amendment by telecopy or other electronic image scan transmission (e.g., “pdf” or “tif” via e-mail) shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

c.	THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be executed as of the date first above written.

QS WHOLESALE, INC.,
as the Lead Borrower

By:	/s/ Andrew Bruenjes
Name:	Andrew Bruenjes
Title:	Chief Financial Officer

DC SHOES, INC., as a Domestic Borrower

By:	/s/ Andrew Bruenjes
Name:	Andrew Bruenjes
Title:	Chief Financial Officer

HAWK DESIGNS, INC., as a Domestic Borrower

By:	/s/ Andrew Bruenjes
Name:	Andrew Bruenjes
Title:	Chief Financial Officer

QS RETAIL, INC., as a Domestic Borrower

By:	/s/ Andrew Bruenjes
Name:	Andrew Bruenjes
Title:	Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

QUIKSILVER, INC.,
as a Guarantor

By:	/s/ Linnsey Caya
Name:	Linnsey Caya
Title:	General Counsel and Secretary

Signature Page to Second Amendment to Amended and Restated Credit Agreement

QUIKSILVER CANADA CORP.,
as the Canadian Borrower

By:	/s/ Andrew Bruenjes
Name:	Andrew Bruenjes
Title:	Chief Financial Officer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

QUIKSILVER JAPAN CO., LTD.,
as the Japanese Borrower

By:	/s/ Sammy Yoo
Name:	Sammy Yoo
Title:	President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Executed by Ug Manufacturing Co. Pty Ltd ACN 005 047 941 in accordance with section 127 of the Corporations Act 2001:

/s/ Andrew Bruenjes	/s/ Simon Lynch
Director	Secretary

ANDREW N. BRUENJES	SIMON F. LYNCH
Name of Director (BLOCK LETTERS)	Name of Secretary (BLOCK LETTERS)

Signature Page to Second Amendment to Amended and Restated Credit Agreement

AGENTS AND LENDERS:

BANK OF AMERICA, N.A., as Administrative Agent, Australian Security Trustee and as a Co-Collateral Agent

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

BANK OF AMERICA, N.A., as a Domestic Lender, L/C Issuer and Swing Line Lender

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A. (acting through its Canada branch), as a Canadian Lender, Canadian L/C Issuer and Canadian Swing Line Lender

By:	/s/ Sylwia Durkiewic
Name:	Sylwia Durkiewicz
Title:	Vice President

Signature Page to Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A. (acting through its Australia branch) as an Australian Lender and Australian Swing Line Lender

By:	/s/ Michael Senyard
Name:	Michael Senyard
Title:	Director, Bank of America N.A., Australia
Branch

Signature Page to Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A. (acting through its Hong Kong branch), as Administrative Agent and as a Co-Collateral Agent

By:	/s/ Roger Malouf
Name:	Roger Malouf
Title:	Director

Signature Page to Second Amendment to Amended and Restated Credit Agreement

BANK OF AMERICA, N.A. (acting through its Tokyo branch), as a Japanese Lender and Japanese Swing Line Lender

By:	/s/ Koji Yoshikawa
Name:	Koji Yoshikawa
Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Domestic Lender

By:	/s/ Todd R. Nakamoto
Name:	Todd R. Nakamoto
Title:	Duly Authorized Signer

Signature Page to Second Amendment to Amended and Restated Credit Agreement

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as a Canadian Lender

By:	/s/ David G. Phillips
Name:	David G. Phillips
Title:	Senior Vice President
Credit Officer, Canada

Signature Page to Second Amendment to Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION (London Branch), as an Australian Lender

By:	/s/ N B Hogg
Name:	N B Hogg
Title:	Authorized Signatory

Signature Page to Second Amendment to Amended and Restated Credit Agreement

Schedule 1.01 to Second Amendment

DOMESTIC BORROWERS

1. QS Wholesale, Inc.

2. DC Shoes, Inc.

3. Hawk Designs, Inc.

4. QS Retail, Inc.

Schedule 1.02(a) to Second Amendment

GUARANTORS OF DOMESTIC FACILITIES

1. Quiksilver, Inc.

2. QS Wholesale, Inc.

3. DC Shoes, Inc.

4. Hawk Designs, Inc.

5. QS Retail, Inc.

Schedule 1.02(b) to Second Amendment

GUARANTORS OF FOREIGN FACILITIES

5. Quiksilver Canada Corp.

6. Ug Manufacturing Co. Pty Ltd

7. Quiksilver Japan Co., Ltd.

8. Quiksilver, Inc.

9. QS Wholesale, Inc.

10. DC Shoes, Inc.

11. Hawk Designs, Inc.

12. QS Retail, Inc.